                                    EXHIBIT 32

NATIONAL FUEL GAS COMPANY

Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

    Each of the undersigned, D. P. BAUER, President and Chief Executive Officer and K. M. CAMIOLO, the Treasurer and Principal Financial Officer of NATIONAL FUEL GAS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

    1.    The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2020 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    2.    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    IN WITNESS WHEREOF, each of the undersigned has executed this statement this 20th day of November, 2020.

                                /s/ D. P. Bauer
                                President and Chief Executive Officer

                                /s/ K. M. Camiolo
                                Treasurer and Principal Financial Officer